Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, Chief Executive Officer of Legg Mason Special Investment Trust, Inc. (the “Trust”), certify that, to my knowledge:

1.     The Trust’s periodic report on Form N-CSR for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting Mark R. Fetting President	November 28, 2005 Date

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Special Investment Trust, Inc. (the “Trust”), certify that, to my knowledge:

1.     The Trust’s periodic report on Form N-CSR for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski Marie K. Karpinski Vice President and Treasurer	November 25, 2005 Date